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                                                                  EXHIBIT 10.100

                          AMENDMENT TO TRUST AGREEMENT

     THIS AMENDMENT is made as of March , 1999 (this "Amendment"), among NATIONAL AUTO FINANCE COMPANY, INC., a Delaware corporation ("National Auto"), CHASE MANHATTAN BANK DELAWARE, as Trustee (not in its individual capacity but as the "Owner Trustee") of National Financial Auto Funding Trust, a Delaware business trust ("Funding Trust"), and the undersigned Co-Trustees of Funding Trust, pursuant to Section 10.03 of the First Amended and Restated Trust Agreement, dated as of December 8, 1994 (the "Trust Agreement"), among
National Auto, the Trustee and the Co-Trustees identified therein. Each of the undersigned hereby consents to the execution and delivery of this Amendment pursuant to the Trust Agreement.

     In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties to the extent provided herein:

          1.   Amendment to Section 6.04(e) of the Trust Agreement. Paragraph
(e) of Section 6.04 of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

          (e) The Trust shall not create, incur, assume or suffer to exist any indebtedness, whether current or funded, or any other liability other than any fees and expenses under this Agreement, the Purchase Agreement, the Pooling and Administration Agreement and any other Related Agreements, except (i) the NAFCO Note, (ii) additional debt incurred in accordance with the Pooling and Administration Agreement or (iii) additional debt, provided that the issuance of such debt is permitted by the Purchase Agreement or any Pooling and Servicing Agreement, Sale and Servicing Agreement or similar agreement (as such agreements may have been amended or otherwise modified, or provisions thereof waived in accordance with such agreements) pursuant to which the Trust has transferred trust property in connection with a securitization or financing of such trust assets as permitted by this Agreement.

          2. Directions by National Auto to Trustee. National Auto, by its execution of this Agreement, hereby directs the Owner Trustee of the National Financial Auto Funding Trust, to execute and deliver the acceptance of this Agreement on behalf of Funding Trust.

          3. Definitions. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Trust Agreement.

          4. Conditions to Effectiveness. This Amendment shall become effective upon (a) the receipt by each party hereto (which, with respect to Financial Security Assurance Inc. ("Financial Security"), shall be delivered to the address for Financial Security set forth in paragraph 6 below) of counterparts hereof executed and delivered on behalf of each of the parties hereto and (b) the receipt by each of National Auto and the Trustees of an executed copy (which copy need not be an original executed copy) of that certain Consent made as of March , 1999, with respect to Financial


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Security's consent in writing to this Amendment and certain other actions by
National Auto and Funding Trust set forth therein.

          5. Ratification. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Trust Agreements, all of which are hereby ratified and affirmed in all respects by each of the parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Trust Agreement specifically referred to herein and any references in the Trust Agreement to the provisions of the Trust Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

          6. Address for Notices and Other Communications to Financial Security. All notices and other communications to be given to Financial Security hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

               Financial Security Assurance Inc.
               350 Park Avenue
               New York, NY 10022
               Attention: Surveillance Department
               Re: NAFCO Auto Finance 1995-1, 1996-1, 1997-1 and 1998-1 Trusts,
                   Automobile Loan Asset Backed Certificates
               Confirmation:  (212) 826-0100
               Telecopy Nos.: (212) 339-3518, (212) 339-3529

          7. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. By its execution hereof, each of the parties hereto have consented to this Amendment.

          8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF), AND ALL LAWS OR RULES OF CONSTRUCTION OF SUCH STATE SHALL GOVERN THE RIGHTS OF THE PARTIES TO THIS AMENDMENT AND THE INTERPRETATION OF THE PROVISIONS OF THIS AMENDMENT.

          9. Headings. The headings of paragraphs contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Trust Agreements and shall not affect the construction or interpretation of this Amendment or the Trust Agreements or any provisions hereof or thereof.


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                                 Agreed and Consented to by:

                                 By: CHASE MANHATTAN BANK DELAWARE
                                 (as successor to Chase Manhattan Bank USA, NA.)

                                 By:   /s/ DENIS KELLY
                                    --------------------------------------------
                                    Name:  Denis Kelly
                                    Title  Trust Officer

                                 Agreed and Consented to by:

                                 NATIONAL AUTO FINANCE COMPANY, INC.

                                 By:   /s/ KEITH B. STEIN
                                    --------------------------------------------
                                    Name:  Keith B. Stein
                                    Title: Vice Chairman and
                                           Chief Executive Officer

                                    Agreed and Consented to by:

                                 By:   /s/ KEITH B. STEIN
                                    --------------------------------------------
                                    Name:  Keith B. Stein
                                    Title: Co-Trustee of National Financial Auto
                                           Funding Trust

                                 Agreed and Consented to by:

                                 By:   /S/ PETER SORENSON
                                    --------------------------------------------
                                    Name:  Peter Sorenson
                                    Title: Co-Trustee of National Financial Auto
                                           Funding Trust


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Acknowledged by:

NATIONAL FINANCIAL AUTO FUNDING TRUST

By: Chase Manhattan Bank Delaware,
    not in its individual capacity but solely as
    owner trustee of the National Financing Auto Funding Trust

By:   /s/ DENIS KELLY
   ---------------------------------------------------
   Name:  Denis Kelly
   Title: Trust Officer


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